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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


Date of Report (Date of earliest event reported):  May 16, 2003
                                                  ------------------


                          HIENERGY TECHNOLOGIES, INC.
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE           0 - 32093             91-2022980
         ----------          ---------             ----------
       (State or other       (Commission          (I.R.S. Employer
        Jurisdiction         File Number)        Identification No.)
      of incorporation)



       1601 ALTON PARKWAY, UNIT B
          IRVINE, CALIFORNIA                              92606
     ----------------------------------------           ---------
    (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:     949.757.0855
                                                     ------------------


       ---------------------------------------------------------------
        (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

HiEnergy Technologies, Inc. ("we", "us" or the "Company") files this report on Form 8-K to report the results of an exchange offer (the "Exchange Offer") made by us only to the holders of our Series A Convertible Preferred Stock (the "Series A Preferred Stock"). The Exchange Offer ended on May 16, 2003 at 5 pm. We originally reported the commencement of the exchange offer on a Form 8-K filed with the Securities and Exchange Commission on May 12, 2003.

As of the conclusion of the Exchange Offer on May 16, 2003, one hundred percent (100%) of the holders of our Series A Preferred Stock had elected to exchange all of their shares of Series A Preferred Stock for Common Stock pursuant to the terms and conditions of the Exchange Offer. Under the Exchange offer, one whole share of Common Stock was issued for every $0.45, approximately, of original purchase price of the Series A Preferred Stock.

Accordingly, we are issuing to the former holders of our Series A Preferred Stock a total of 2,129,314 shares of our Common Stock. We are canceling all of the Series A Preferred Stock, and we have eliminated the Series A Preferred Stock as a separate series, and those cancelled shares have resumed the status of authorized and unissued Preferred Stock.

Pursuant to the terms and conditions of the Exchange Offer, all rights and claims associated with the Series A Preferred Stock, including any accrued dividends and all exchange, conversion, redemption or other rights, real or imagined, have been surrendered and cancelled together with the Series A Preferred Stock.

We believe that the Exchange helps us greatly. By wholly canceling all of the Series A Preferred Stock in the Exchange, we have resolved all of the prior risks associated with having any shares of Series A Convertible Preferred Stock outstanding.

Our holders of Common Stock are no longer junior to any outstanding shares of Preferred Stock. Moreover, our financial condition is no longer subject to any of the prior risks that were associated with the rights, preferences and privileges of the Series A Preferred Stock. The former holders of Series A Preferred Stock, by accepting the Exchange, have RELINQUISHED ANY AND ALL RIGHTS TO--

         Demand redemption of their shares;
         Assert that they are entitled to rescission or otherwise to receive cash for their shares;
         Exercise  any  exchange rights to receive even lower-priced securities in  exchange  for  their  shares;  or
         Receive  any  dividends.

We had 25,744,972 shares of Common Stock outstanding as of May 16, 2003 and as of immediately prior to this issuance. We will have 27,874,286 shares outstanding immediately after this issuance. The Exchange results in issuing shares that represent 8.27% of the outstanding Common Stock immediately before the issuance and 7.64% of the outstanding Common Stock immediately after the issuance.

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We had previously reserved 833,217 shares for conversion of Series A Preferred
Stock, and in the Exchange we actually issued those reserved shares plus an additional 1,296,097 shares. Therefore, the issuance of that additional Common Stock, beyond the amount previously reserved, will affect our future calculations of earnings (loss) per share diluted.

The outstanding shares of Series A Preferred Stock had originally been issued in a transaction that did not require registration under the Securities Act of 1933, and therefore were considered restricted shares, and the share certificates bore appropriate restrictive legends. In accordance with Section 3(a)(9) under the Securities Act of 1933, all shares of Common Stock we issue to our former Series A Preferred Stock holders in the Exchange are likewise considered restricted shares and the share certificates bear the same restrictive legends.

However, the former holders of Series A Preferred Stock are eligible to resell the shares of Common Stock received in the Exchange almost immediately when issued, free of restrictive legends, pursuant to our registration statement on Form SB-2, Registration No. 333-101055 (the "Registration Statement"), which became effective on April 23, 2003.

The full amount of Common Stock issuable in exchange for the Series A Preferred Stock had already been included in the amount of Common Stock we registered for resale by those holders pursuant to the Registration Statement.

In addition, we also recently issued to the former holders of our Series A Preferred Stock as well as to certain holders of our Common Stock a total of 154,104 penalty shares of authorized and previously unissued Common Stock in full payment and satisfaction of penalties for failing to cause timely cause the registration of their shares under the Securities Act of 1933 pursuant to the Registration Statement to become effective. The penalty is paid as liquidated damages in compliance with registration rights agreements with those stockholders. We filed these registration rights agreements with the Securities Exchange Commission on November 6, 2002, as Exhibits 4.7 and 4.9 to the Registration Statement.

These penalty shares were issued in a transaction that did not require registration under the Securities Act of 1933, and therefore bore appropriate restrictive legends and are considered restricted shares.

However, the holders of penalty shares are eligible to resell the shares of Common Stock received as penalty shares almost immediately when issued, free of restrictive legends, pursuant to our Registration Statement.

The full amount of Common Stock issued as penalty shares had already been included in the amount of Common Stock we registered pursuant to the Registration Statement.

The original amount of Common Stock we registered, 14,224,420 shares, will not be increased as a result of issuances of Common Stock in the Exchange or as penalty shares.

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As reported in this Form 8-K, we have recently issued Common Stock in an aggregate amount of 2,283,418 shares, and this stock is immediately available for resale under our Registration Statement. The availability of shares for sale or resale has to some extent the effect of providing a greater a supply of shares offered for sale, thus depressing the market price of our Common Stock, assuming the demand for shares declines, is unchanged or otherwise is insufficient to offset fully this greater supply. Our stock is traded on the Over-the-Counter Bulletin Board under the trading symbol "HIET." On May 16, 2003, the reported closing sale price of our Common Stock was $0.45.


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                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HIENERGY TECHNOLOGIES, INC.

  May 19, 2003                 By:  /s/ Bogdan C. Maglich
--------------------                -----------------------------------
     (Date) Bogdan C. Maglich, Chief Executive Officer, Chairman of the Board, President and Treasurer

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